UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-16427	37-1490331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

347 Riverside Avenue Jacksonville, Florida	32202
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (904) 438-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2023, Fidelity National Information Services, Inc. (the “Company”) issued a press release announcing financial results for the three months and year ended December 31, 2022, and guidance for the three months ending March 31, 2023, and full year 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Item 2.02, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

On February 13, 2023, the Company issued a press release announcing its intent to spin off its Merchant Solutions business, resulting in two standalone, publicly traded companies, in a transaction that is intended to be tax-free for the Company’s shareholders for U.S. federal income tax purposes. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release of Fidelity National Information Services, Inc., dated February 13, 2023, regarding financial results for the three months and year ended December 31, 2022, and guidance for the three months ending March 31, 2023, and full year 2023.

99.2	Press release of Fidelity National Information Services, Inc., dated February 13, 2023, regarding the planned separation of its Merchant Solutions business.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2023	Fidelity National Information Services, Inc. (Registrant)

	By:	/s/ Erik D. Hoag
	Name:	Erik D. Hoag
	Title:	Chief Financial Officer

Date: February 13, 2023	Fidelity National Information Services, Inc. (Registrant)

	By:	/s/ Thomas K. Warren
	Name:	Thomas K. Warren
	Title:	Chief Accounting Officer